Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.6%)
U.S. Government Securities (92.2%)
United States Treasury Note/Bond	3.625%	3/31/30	4,900	4,946
United States Treasury Note/Bond	3.500%	4/30/30	5,900	5,911
United States Treasury Note/Bond	4.500%	5/15/38	4,000	4,454
United States Treasury Note/Bond	4.250%	5/15/39	17,700	19,182
United States Treasury Note/Bond	4.500%	8/15/39	65,000	72,495
United States Treasury Note/Bond	4.375%	11/15/39	600	658
United States Treasury Note/Bond	1.125%	5/15/40	47,650	31,903
United States Treasury Note/Bond	4.375%	5/15/40	1,500	1,644
United States Treasury Note/Bond	1.125%	8/15/40	85,300	56,658
United States Treasury Note/Bond	3.875%	8/15/40	9,791	10,072
United States Treasury Note/Bond	1.375%	11/15/40	66,900	46,266
United States Treasury Note/Bond	4.250%	11/15/40	31,000	33,407
United States Treasury Note/Bond	1.875%	2/15/41	77,800	58,399
United States Treasury Note/Bond	4.750%	2/15/41	41,400	47,364
United States Treasury Note/Bond	2.250%	5/15/41	99,700	79,448
United States Treasury Note/Bond	4.375%	5/15/41	15,363	16,779
United States Treasury Note/Bond	1.750%	8/15/41	108,390	78,786
United States Treasury Note/Bond	3.750%	8/15/41	12,770	12,792
United States Treasury Note/Bond	2.000%	11/15/41	113,200	85,678
United States Treasury Note/Bond	3.125%	11/15/41	21,900	20,018
United States Treasury Note/Bond	2.375%	2/15/42	43,500	35,092
United States Treasury Note/Bond	3.125%	2/15/42	38,500	35,107
United States Treasury Note/Bond	3.000%	5/15/42	33,800	30,145
United States Treasury Note/Bond	3.250%	5/15/42	66,780	61,824
United States Treasury Note/Bond	2.750%	8/15/42	37,000	31,623
United States Treasury Note/Bond	3.375%	8/15/42	61,000	57,435
United States Treasury Note/Bond	2.750%	11/15/42	74,000	63,039
United States Treasury Note/Bond	4.000%	11/15/42	40,400	41,599
United States Treasury Note/Bond	3.125%	2/15/43	45,111	40,741
United States Treasury Note/Bond	3.875%	2/15/43	10,000	10,106
United States Treasury Note/Bond	2.875%	5/15/43	52,046	45,118
United States Treasury Note/Bond	3.625%	8/15/43	34,264	33,397
United States Treasury Note/Bond	3.750%	11/15/43	10,557	10,474
United States Treasury Note/Bond	3.625%	2/15/44	25,000	24,281
United States Treasury Note/Bond	3.375%	5/15/44	29,500	27,555
United States Treasury Note/Bond	3.125%	8/15/44	59,449	53,262
United States Treasury Note/Bond	3.000%	11/15/44	64,651	56,671
United States Treasury Note/Bond	2.500%	2/15/45	56,900	45,582
United States Treasury Note/Bond	3.000%	5/15/45	40,205	35,130
United States Treasury Note/Bond	2.875%	8/15/45	48,963	41,833
United States Treasury Note/Bond	3.000%	11/15/45	32,100	28,022
United States Treasury Note/Bond	2.500%	2/15/46	4,795	3,820

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.500%	5/15/46	810	645
	United States Treasury Note/Bond	2.250%	8/15/46	45,600	34,471
	United States Treasury Note/Bond	2.875%	11/15/46	19,969	17,042
	United States Treasury Note/Bond	3.000%	2/15/47	44,998	39,219
	United States Treasury Note/Bond	3.000%	5/15/47	2,637	2,297
	United States Treasury Note/Bond	2.750%	8/15/47	25,230	20,996
	United States Treasury Note/Bond	2.750%	11/15/47	22,690	18,889
	United States Treasury Note/Bond	3.125%	5/15/48	60,000	53,588
	United States Treasury Note/Bond	3.000%	8/15/48	61,533	53,764
	United States Treasury Note/Bond	3.375%	11/15/48	80,961	75,800
	United States Treasury Note/Bond	3.000%	2/15/49	37,920	33,227
[1]	United States Treasury Note/Bond	2.875%	5/15/49	44,761	38,341
	United States Treasury Note/Bond	2.250%	8/15/49	66,500	50,031
	United States Treasury Note/Bond	2.375%	11/15/49	44,400	34,327
	United States Treasury Note/Bond	2.000%	2/15/50	66,000	46,819
	United States Treasury Note/Bond	1.250%	5/15/50	128,200	74,717
	United States Treasury Note/Bond	1.375%	8/15/50	113,297	68,120
	United States Treasury Note/Bond	1.625%	11/15/50	125,012	80,320
	United States Treasury Note/Bond	1.875%	2/15/51	125,900	86,124
	United States Treasury Note/Bond	2.375%	5/15/51	82,400	63,332
	United States Treasury Note/Bond	2.000%	8/15/51	119,000	83,709
	United States Treasury Note/Bond	1.875%	11/15/51	108,700	74,035
	United States Treasury Note/Bond	2.250%	2/15/52	112,000	83,545
	United States Treasury Note/Bond	2.875%	5/15/52	89,000	76,123
	United States Treasury Note/Bond	3.000%	8/15/52	98,500	86,495
	United States Treasury Note/Bond	4.000%	11/15/52	83,800	88,946
	United States Treasury Note/Bond	3.625%	2/15/53	19,700	19,534
					2,903,172
Agency Bonds and Notes (6.1%)
[2]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	18,801
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	23,693
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	24,078
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	15,400
[2]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	7,432
[2]	Federal National Mortgage Assn.	0.000%	11/15/30	49,591	36,769
[2]	Freddie Mac Principal Strips	0.000%	3/15/31	68,687	50,220
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	15,347
					191,740
Nonconventional Mortgage-Backed Securities (0.3%)
[3]	Ginnie Mae	1.100%	1/20/51	13,440	10,545
Total U.S. Government and Agency Obligations (Cost $3,596,953)					3,105,457

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[4]	Vanguard Market Liquidity Fund (Cost $16,004)	4.853%	160,071	16,005
Total Investments (99.1%) (Cost $3,612,957)				3,121,462
Other Assets and Liabilities—Net (0.9%)				29,260
Net Assets (100%)				3,150,722
Cost is in $000.
1	Securities with a value of $5,277,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2023	13	2,680	36
5-Year U.S. Treasury Note	June 2023	848	93,061	154
Ultra 10-Year U.S. Treasury Note	June 2023	51	6,194	(7)
Ultra Long U.S. Treasury Bond	June 2023	766	108,317	4,392
				4,575

Short Futures Contracts
10-Year U.S. Treasury Note	June 2023	(1,158)	(133,405)	(843)
Long U.S. Treasury Bond	June 2023	(65)	(8,558)	(194)
				(1,037)
				3,538
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.

B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,105,457	—	3,105,457
Temporary Cash Investments	16,005	—	—	16,005
Total	16,005	3,105,457	—	3,121,462
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,582	—	—	4,582
Liabilities
Futures Contracts[1]	1,044	—	—	1,044
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.